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                                                                    EXHIBIT 23.2
                      ROBINSON, BRADSHAW & HINSON, P.A.
                               ATTORNEYS AT LAW
                           ONE INDEPENDENCE CENTER         SOUTH CAROLINA OFFICE
                     101 NORTH TRYON STREET, SUITE 1900   THE GUARDIAN BUILDING
PATRICK S. BRYANT    CHARLOTTE,NORTH CAROLINA  28246-1900       ONE LAW PLACE -
(704) 377-8366                                                         SUITE 600
                                                               P.O. DRAWER 12070
                                                             ROCK HILL, SC 29731
                           TELEPHONE (704) 377-2536
                              FAX (704) 378-4000
                                                        TELEPHONE (803) 325-2900
                                                              FAX (803) 325-2929

                                 June 23, 1997


Caraustar Industries, Inc.
3100 Washington Street
Austell, Georgia  30001

         Re:     Registration Statement on Form S-4

Ladies and Gentlemen:

         We refer to the Registration Statement on Form S-4 (the "Registration Statement") of Caraustar Industries, Inc., a North Carolina corporation (hereinafter referred to as the "Company"), to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933, as amended (the "Act"), up to 800,000 shares of the Company's Common Stock, par value $.10 per share (the "Shares"), for issuance from time to time in connection with business acquisitions.

         We hereby consent to being named therein and in the prospectus that constitutes a part thereof as attorneys who will pass upon certain legal matters in connection with the validity of the Shares.

                                        Very truly yours,

                                        ROBINSON, BRADSHAW & HINSON, P.A.

                                        /s/ Patrick S. Bryant
                                        ---------------------------------
                                        Patrick S. Bryant